N   E   W   S


Wednesday, January 21, 1998         Media Contact:    Mary Eshet
                                                      704-383-7777
                                    Investor Contact: Alice Lehman
                                                      704-374-4139
(First Union
logo appears here)

FIRST UNION POSTS RECORD OPERATING EARNINGS IN 1997

CHARLOTTE -- First Union Corporation reported an 11 percent increase in operating earnings, before special charges, to $2.1 billion in 1997 compared with $1.9 billion in 1996. Operating earnings per common share were $3.34 in 1997, compared with $3.04 per common share in 1996. Growth in earnings was due in large part to a 30 percent increase in noninterest income, primarily from First Union's rapidly growing Capital Markets and Capital Management areas.

The 1997 operating earnings represent a return on average common equity of 18.90 percent and a return on average assets of 1.39 percent, up from 18.50 percent and 1.30 percent, respectively, in 1996. All financial information for 1996 and 1997 has been restated to reflect the November 28, 1997, pooling of interests acquisition of Signet Banking Corporation.

Capital Markets noninterest income increased 58 percent compared with 1996. Capital Management noninterest income increased 45 percent compared with 1996.

"Our strong financial performance reflects the success of our strategy to offer customers the products and solutions they want," said Edward E. Crutchfield, chairman and chief executive officer. "We are particularly pleased that, excluding Signet's results and special charges, we achieved our internal earnings per share goal of $3.50 and that we've been able to reward our shareholders by increasing our dividend twice in 1997.

"We set out four years ago to ensure we could provide our middle market customers everything that Wall Street had to offer. The results of our Capital Markets Group are strong evidence that we have correctly anticipated our customers' needs and delivered quality products and services to them. The success of our Capital Management Group is proof that the investments we have made to build our asset management product set are also meeting with widespread customer approval throughout our marketplace."

Special charges consisted of merger-related, after-tax restructuring charges of $194 million, or 31 cents per common share, in 1997 related to the acquisition of Signet and $181 million, or 29 cents per common share, in 1996 related to the acquisition of First Fidelity Bancorporation. Special charges in 1996 also include an after-tax Savings Association Insurance Fund (SAIF) special assessment of $87 million, or 14 cents per common share. After the special charges, 1997 earnings were $1.9 billion, or $3.03 per common share, and 1996 earnings were $1.6 billion, or $2.61 per common share.

First Union Corporation          MORE         Contact:

Corporate Relations Division                  R. Jeep Bryant
One First Union Center                        Senior Vice President, Corporate
                                              Communications
Charlotte, North Carolina 28288-0570          Work: 704 374-2957
http://www.firstunion.com                     Home: 704 442-9046

FIRST UNION POSTS RECORD EARNINGS/PAGE 2
In the fourth quarter of 1997, First Union's operating earnings were $519 million, or 82 cents per common share, compared with $493 million, or 80 cents per common share, in the fourth quarter of 1996. After the special charges, 1997 fourth quarter earnings were $362 million, or 57 cents per common share. There were no special charges in the fourth quarter of 1996. In addition, certain corporate and interstate banking entities were reorganized, which resulted in a reduction in the effective federal income tax rate. This benefit was principally offset by a higher provision for loan losses related to the restructuring of the unsecured consumer loan portfolio.

Period-end net loans increased 3 percent in 1997, excluding the effect of loans securitized and loans moved into the assets held for sale category as part of the company's strategy to maximize its return on investment through balance sheet management.

In addition to producing strong financial results, in 1997 First Union also took several actions to position itself for 1998 and beyond:
(bullet) In the fourth quarter, the unsecured consumer portfolio was significantly restructured to improve credit quality and reduce credit losses.
(bullet) The investment portfolio was repositioned in the fall of 1997 to maximize income in the face of declining interest rates and a flattening yield curve.

(bullet) The Future Bank, First Union's new approach to deliver products to individual customers when, where and how they want them, was launched in metropolitan Atlanta in May 1997 and preparations were made for corporatewide implementation beginning in 1998.

(bullet) A comprehensive brand campaign was launched to heighten awareness in the marketplace of First Union's leading position as a full-service financial institution.

          An agreement to merge with Philadelphia-based CoreStates Financial Corp was announced on November 18, 1997. As of December 31, 1997, CoreStates had assets of $48 billion. This pooling of interests acquisition is currently expected to be completed by April 30, 1998, pending CoreStates and First Union shareholder approval, regulatory approval and other conditions of closing.

          "I'd like to thank our customers for the opportunity to serve their full array of financial needs," said Crutchfield. "I also want to thank all First Union employees for their commitment in making it possible for our company to grow our products and lines of business even as we expand in a consolidating industry. First Union's success is largely due to the ability of our employees to remain focused on our customers."

          First Union (NYSE:FTU) is a leading provider of financial services to more than 12 million retail and corporate customers throughout the East Coast and the nation. At December 31, 1997, First Union had assets of $157 billion. Total stockholders' equity was $12 billion. The company operates full-service banking offices in Connecticut, Delaware, Florida, Georgia, Maryland, New Jersey, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and Washington, D.C.
                                      MORE


PAGE 3
FIRST UNION CORPORATION
EARNINGS DATA (A)
(UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                THREE MONTHS ENDED                          YEARS ENDED
                                                                       DECEMBER 31,   4Q 97               DECEMBER 31,      12 M 97
                                                         --------------------------            --------------------------
                                                                                         VS                                      VS
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)                   1997         1996      4Q 96       1997          1996        12 M 96
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Net income                                             $        362          494      (27)%  $     1,896         1,624        17 %
Dividends on preferred stock                                      -            1     (100)             -             9      (100)
---------------------------------------------------------------------------------              ------------------------
Net income applicable to common stockholders after
  merger-related restructuring charges and SAIF
  special assessment                                            362          493      (27)         1,896         1,615        17
After-tax restructuring charges and SAIF special
  assessment                                                    157            -        -            194           268       (28)
---------------------------------------------------------------------------------              ------------------------
Net income applicable to common stockholders before
  merger-related restructuring charges and SAIF
  special assessment                                   $        519          493        5 %  $     2,090         1,883        11 %
---------------------------------------------------------------------------------------------------------------------------------
PER COMMON SHARE DATA (B)
Basic earnings per share
  Net income after merger-related restructuring
    charges and SAIF special assessment                $       0.57         0.80      (29)%  $      3.03          2.61        16 %
  Net income before merger-related restructuring
    charges and SAIF special assessment                        0.82         0.80        2           3.34          3.04        10
Diluted earnings per share
  Net income after merger-related restructuring
    charges and SAIF special assessment                        0.56         0.79      (29)          2.99          2.58        16
  Net income before merger-related restructuring
    charges and SAIF special assessment                        0.81         0.79        3           3.30          3.01        10
Cash dividends                                                 0.32         0.29       10           1.22          1.10        11
Book value                                                    18.91        17.06       11          18.91         17.06        11
Period-end price                                       $      51.25        37.00       39    $     51.25         37.00        39
Average common shares (IN THOUSANDS)
  Basic                                                     631,004      618,541        2        625,649       619,237         1
  Diluted                                                   639,031      625,155        2        633,772       625,224         1
Actual common shares (IN THOUSANDS)                         636,394      640,782       (1)       636,394       640,782        (1)
Dividend payout ratios (based on operating earnings)          39.26        35.52        - %        35.86         35.06         - %
---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
Before merger-related restructuring charges and
  SAIF special assessment
      Return on average assets (c) (d)                         1.35         1.33        -          1.39           1.30         -
      Return on average common equity (c) (e)                 17.53        18.61        -         18.90          18.50         -
      Overhead efficiency ratio (f)                              61           57        -            57             58         -
Net charge-offs as a percentage of
  Average loans, net (c)                                       0.53         0.79        -          0.63           0.65         -
  Average loans, net, excluding Bankcard (c)                   0.33         0.35        -          0.28           0.35         -
Nonperforming assets to loans, net and
  foreclosed properties                                        0.75         0.78        -          0.75           0.78         -
Net interest margin (c)                                        4.27         4.21        -          4.36           4.25         -
---------------------------------------------------------------------------------------------------------------------------------
CASH EARNINGS (EXCLUDING OTHER
  INTANGIBLE AMORTIZATION)
  Before merger-related restructuring charges and
    SAIF special assessment
      Net income applicable to common stockholders     $        574          542        6 %  $    2,320          2,084        11 %
      Earnings per common share - basic (b)            $       0.91         0.89        2    $     3.71           3.37        10
      Return on average tangible assets (c)                    1.52         1.48        -          1.57           1.46         -
      Return on average tangible common equity (c) (e)        25.25        26.99        -         28.14          27.17         -
      Overhead efficiency ratio (f)                              58 %         54        - %          54 %           55         - %
---------------------------------------------------------------------------------------------------------------------------------

(a) All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.
(b) Per common share data has been restated for a two-for-one stock split declared on June 17, 1997, which was paid on July 31, 1997, to holders of record as of July 1, 1997. Basic earnings per share is the result of dividing net income applicable to common stockholders by average common shares outstanding. Diluted earnings per share is the result of dividing net income applicable to common stockholders by the sum of average common shares outstanding and common stock equivalents related to employee stock options.
(c) Quarterly amounts annualized.
(d) Based on net income.
(e) Based on net income applicable to common stockholders and average common stockholders' equity excluding average net unrealized gains or losses on debt and equity securities.
(f) The overhead efficiency ratio is equal to noninterest expense divided by net operating revenue. Net operating revenue is equal to the sum of tax-equivalent net interest income and noninterest income, including investment securities transactions.

PAGE 4
FIRST UNION CORPORATION
EARNINGS DATA (A)
(UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                             THREE MONTHS ENDED                             YEARS ENDED
                                                                   DECEMBER 31,         4Q 97               DECEMBER 31,    12 M 97
                                                          ------------------------                -------------------------
                                                                                           VS                                    VS
(IN MILLIONS)                                                  1997        1996         4Q 96          1997         1996    12 M 96
-----------------------------------------------------------------------------------------------------------------------------------
EARNINGS SUMMARY
Net interest income (b)                                 $     1,437       1,391            3 %  $     5,819        5,557         5 %
Provision for loan losses                                       325         150          117            840          449        87
--------------------------------------------------------------------------------                  -----------------------
Net interest income after provision for loan losses (b)       1,112       1,241          (10)         4,979        5,108        (3)
Securities available for sale transactions                       12          16          (25)            31           36       (14)
Investment security transactions                                  -           1         (100)             3            4       (25)
Noninterest income                                              905         757           20          3,362        2,596        30
Merger-related and restructuring charges                        210           -            -            269          281        (4)
SAIF special assessment                                           -           -            -              -          135      (100)
Noninterest expense                                           1,450       1,238           17          5,320        4,737        12
--------------------------------------------------------------------------------                  -----------------------
Income before income taxes (b)                                  369         777          (53)         2,786        2,591         8
Income taxes                                                    (14)        264         (105)           814          875        (7)
Tax-equivalent adjustment                                        21          19           11             76           92       (17)
--------------------------------------------------------------------------------                  -----------------------
Net income                                                      362         494          (27)         1,896        1,624        17
Dividends on preferred stock                                      -           1         (100)             -            9      (100)
--------------------------------------------------------------------------------                  -----------------------
Net income applicable to common stockholders after
  merger-related restructuring charges                  $       362         493          (27)%  $     1,896        1,615        17 %
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE BALANCE SHEET DATA
Loans, net of unearned income                           $    98,674      99,777           (1)%  $   100,429       97,181         3 %
Earning assets                                              134,362     131,431            2        133,503      130,861         2
Total assets                                                152,474     147,481            3        150,375      145,491         3
Noninterest-bearing deposits                                 20,264      18,771            8         19,189       18,273         5
Interest-bearing deposits                                    79,137      81,017           (2)        80,691       80,636         -
Common stockholders' equity (c)                              11,666      10,206           14         11,030        9,937        11
Total stockholders' equity (c)                          $    11,666      10,226           14 %  $    11,030       10,045        10 %
-----------------------------------------------------------------------------------------------------------------------------------

(a) All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.
(b) Tax-equivalent.
(c) Excludes average net unrealized gains or losses on debt and equity securities.

PAGE 5
FIRST UNION CORPORATION
QUARTERLY FINANCIAL HIGHLIGHTS
(UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                              1997         1996
                                                                ---------------------------------------------------  -----------

                                                                   FOURTH         THIRD        SECOND        FIRST       FOURTH
(DOLLARS IN MILLIONS, EXCEPT COMMON STOCK PRICES)                 QUARTER       QUARTER       QUARTER      QUARTER      QUARTER
--------------------------------------------------------------------------------------------------------------------------------
SELECTED LINES OF BUSINESS DATA (A)
Capital Markets
  Tax-equivalent net interest income                         $         99           101           118           89           85
  Fee and other income                                       $        238           188           218          158          184
--------------------------------------------------------------------------------------------------------------------------------
Capital Management
  Trust fees                                                 $         94            93            89           86           84
  Mutual fund fees                                                     64            61            59           61           24
--------------------------------------------------------------------------------------------------------------------------------
        Total                                                         158           154           148          147          108
  Less internal management reporting adjustments (b)                   (9)           (8)           (7)          (7)          (7)
--------------------------------------------------------------------------------------------------------------------------------
        Total                                                         149           146           141          140          101
  Brokerage commissions                                                39            41            36           38           33
  Insurance commissions                                                26            24            30           25           24
  Other retail fees                                                    12            12            12           11           10
--------------------------------------------------------------------------------------------------------------------------------
        Total Capital Management income                      $        226           223           219          214          168
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK PRICE (C)
High                                                         $    52.8750       50.6875        47.875       47.750        38.50
Low                                                               46.9375       45.8750        39.125       36.625        33.50
Period-end                                                   $    51.2500       50.0625        46.250       40.500        37.00
--------------------------------------------------------------------------------------------------------------------------------

(a) Certain information is prepared from internal management reports. All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.
(b) Internal management reporting adjustments represent the elimination of inter-affiliate fee income, the results of which are included in the consolidated statements of income.
(c) Common stock prices have been restated for a two-for-one stock split declared on June 17, 1997, which was paid on July 31, 1997, to holders of record as of July 1, 1997.

PAGE 6
FIRST UNION CORPORATION
QUARTERLY FINANCIAL HIGHLIGHTS
(UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------

                                                                                                            1997         1996
                                                              ---------------------------------------------------  -----------

                                                                 FOURTH         THIRD        SECOND        FIRST       FOURTH
(DOLLARS IN MILLIONS)                                           QUARTER       QUARTER       QUARTER      QUARTER      QUARTER
------------------------------------------------------------------------------------------------------------------------------
PERIOD-END BALANCE SHEET DATA (A)
Securities available for sale                              $     21,415        18,924        18,817       16,839       16,805
Investment securities                                             2,175         2,268         2,285        2,408        2,501
Loans, net of unearned income                                    96,873       101,452       102,783      101,747      102,316
Earning assets                                                  134,370       137,571       137,245      131,526      134,223
Total assets                                                    157,274       155,175       154,795      148,442      151,847
Noninterest-bearing deposits                                     21,753        20,734        20,962       19,978       20,383
Interest-bearing deposits                                        81,136        78,669        80,027       80,320       82,319
Long-term debt                                                    8,042         8,169         7,608        8,004        8,060
Guaranteed preferred beneficial interests                           991           990           990          990          495
Common stockholders' equity                                      12,032        11,710        10,916       10,400       10,932
Total stockholders' equity                                 $     12,032        11,710        10,916       10,400       10,932
------------------------------------------------------------------------------------------------------------------------------
CAPITAL RATIOS
Tier 1 capital (b)                                                 8.44 %        8.18          7.55         7.28         7.33
Total capital (b)                                                 13.45         13.72         12.64        12.24        12.33
Leverage (b)                                                       6.81          6.53          6.23         6.13         6.13
Stockholders' equity to assets (a)
  Quarter-end                                                      7.65          7.55          7.05         7.01         7.20
  Average                                                          7.77 %        7.38          7.03         7.27         6.93
------------------------------------------------------------------------------------------------------------------------------

(a) All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.
(b) The fourth quarter of 1997 is based on estimates. Amounts prior to the fourth quarter of 1997 have not been restated for the Signet Banking Corporation acquisition.

PAGE 7
FIRST UNION CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (A)
(UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                1997         1996
                                                                  ---------------------------------------------------  -----------

                                                                     FOURTH         THIRD        SECOND        FIRST       FOURTH
(IN MILLIONS, EXCEPT PER SHARE DATA)                                QUARTER       QUARTER       QUARTER      QUARTER      QUARTER
----------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                     $      2,167         2,226         2,216        2,162        2,136
Interest and dividends on securities available for sale                 329           325           337          276          282
Interest and dividends on investment securities
  Taxable income                                                         27            28            29           30           32
  Nontaxable income                                                      14            14            14           15           15
Trading account interest                                                100            88            71           56           80
Other interest income                                                   109           110           104           86          103
----------------------------------------------------------------------------------------------------------------------------------
        Total interest income                                         2,746         2,791         2,771        2,625        2,648
----------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                    821           818           821          804          812
Interest on short-term borrowings                                       377           380           364          287          337
Interest on long-term debt                                              132           130           126          130          127
----------------------------------------------------------------------------------------------------------------------------------
        Total interest expense                                        1,330         1,328         1,311        1,221        1,276
----------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                   1,416         1,463         1,460        1,404        1,372
Provision for loan losses (b)                                           325           175           178          162          150
----------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                   1,091         1,288         1,282        1,242        1,222
----------------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Trading account profits                                                  86            24            61           33           68
Service charges on deposit accounts                                     222           214           208          210          191
Mortgage banking income                                                  74            59            58           56           48
Capital management income                                               226           223           219          214          168
Securities available for sale transactions                               12            10             5            4           16
Investment security transactions                                          -             2             1            -            1
Fees for other banking services                                          27            37            41           46           43
Sundry income                                                           270           278           222          254          239
----------------------------------------------------------------------------------------------------------------------------------
        Total noninterest income                                        917           847           815          817          774
----------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries                                                                597           543           554          527          548
Other benefits                                                          116           118           124          137          112
----------------------------------------------------------------------------------------------------------------------------------
        Personnel expense                                               713           661           678          664          660
Occupancy                                                                99           102           100          100          103
Equipment                                                               132           137           126          129          126
Advertising                                                              22            25            29           27           15
Telecommunications                                                       32            30            29           30           27
Travel                                                                   35            27            26           22           21
Postage, printing and supplies                                           45            40            40           45           41
FDIC assessment                                                           6             6             6            5            -
Professional fees                                                        54            29            27           24           34
External data processing                                                 22            25            23           24           25
Other intangibles amortization                                           71            69            68           69           62
Merger-related and restructuring charges                                210             -            59            -            -
Sundry expense                                                          219           141           143          144          124
----------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                     1,660         1,292         1,354        1,283        1,238
----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes (benefits)                                   348           843           743          776          758
Income taxes (benefits) (b)                                             (14)          296           260          272          264
----------------------------------------------------------------------------------------------------------------------------------
        Net income                                                      362           547           483          504          494
Dividends on preferred stock                                              -             -             -            -            1
----------------------------------------------------------------------------------------------------------------------------------
        Net income applicable to common stockholders           $        362           547           483          504          493
----------------------------------------------------------------------------------------------------------------------------------
PER COMMON SHARE DATA (C)
Net income - Basic                                             $       0.57          0.88          0.78         0.80         0.80
Net income - Diluted                                                   0.56          0.87          0.77         0.79         0.79
Cash dividends                                                 $       0.32          0.32          0.29         0.29         0.29
AVERAGE COMMON SHARES (IN THOUSANDS) (C)
Basic                                                               631,004       622,650       621,541      627,402      618,541
Diluted                                                             639,031       630,552       629,654      635,852      625,155
----------------------------------------------------------------------------------------------------------------------------------

(a) All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.
(b) Certain corporate and interstate banking entities were reorganized, which resulted in a reduction in the effective federal income tax rate. This benefit was principally offset by a higher provision for loan losses related to the restructuring of the unsecured consumer loan portfolio. It is currently anticipated that the 1998 effective federal income tax rate will return to 35 percent.
(c) See (b) on page 3 for information related to common shares and for definitions related to basic and diluted earnings per share.

PAGE 8
FIRST UNION CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (a)
(Unaudited)
-------------------------------------------------------------------------------------------------------------------------

                                                                                                              Years Ended
                                                                                                              December 31,
                                                                                                 ------------------------

(In millions, except per share data)                                                                   1997         1996
-------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                                                     $      8,771        8,310
Interest and dividends on securities available for sale                                               1,267        1,282
Interest and dividends on investment securities
  Taxable income                                                                                        114          130
  Nontaxable income                                                                                      57           70
Trading account interest                                                                                315          302
Other interest income                                                                                   409          366
-------------------------------------------------------------------------------------------------------------------------

        Total interest income                                                                        10,933       10,460
-------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                                                  3,264        3,190
Interest on short-term borrowings                                                                     1,408        1,312
Interest on long-term debt                                                                              518          493
-------------------------------------------------------------------------------------------------------------------------
        Total interest expense                                                                        5,190        4,995
-------------------------------------------------------------------------------------------------------------------------
Net interest income                                                                                   5,743        5,465
Provision for loan losses (b)                                                                           840          449
-------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                                                   4,903        5,016
-------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Trading account profits                                                                                 204          131
Service charges on deposit accounts                                                                     854          734
Mortgage banking income                                                                                 247          194
Capital management income                                                                               882          607
Securities available for sale transactions                                                               31           36
Investment security transactions                                                                          3            4
Fees for other banking services                                                                         151          172
Sundry income                                                                                         1,024          758
-------------------------------------------------------------------------------------------------------------------------

        Total noninterest income                                                                      3,396        2,636
-------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries                                                                                              2,221        1,994
Other benefits                                                                                          495          457
-------------------------------------------------------------------------------------------------------------------------
        Personnel expense                                                                             2,716        2,451
Occupancy                                                                                               401          389
Equipment                                                                                               524          448
Advertising                                                                                             103           61
Telecommunications                                                                                      121          113
Travel                                                                                                  110           99
Postage, printing and supplies                                                                          170          178
FDIC assessment                                                                                          23           41
Professional fees                                                                                       134          102
External data processing                                                                                 94          146
Other intangibles amortization                                                                          277          250
Merger-related and restructuring charges                                                                269          281
SAIF special assessment                                                                                   -          135
Sundry expense                                                                                          647          459
-------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                                                     5,589        5,153
-------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                                                            2,710        2,499
Income taxes (b)                                                                                        814          875
-------------------------------------------------------------------------------------------------------------------------
        Net income                                                                                    1,896        1,624
Dividends on preferred stock                                                                              -            9
-------------------------------------------------------------------------------------------------------------------------
        Net income applicable to common stockholders                                           $      1,896        1,615
-------------------------------------------------------------------------------------------------------------------------
PER COMMON SHARE DATA (c)
Net income - Basic                                                                             $       3.03         2.61
Net income - Diluted                                                                                   2.99         2.58
Cash dividends                                                                                 $       1.22         1.10
AVERAGE COMMON SHARES (In thousands) (c)
Basic                                                                                               625,649      619,237
Diluted                                                                                             633,772      625,224
-------------------------------------------------------------------------------------------------------------------------

(a) All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.
(b) Certain corporate and interstate banking entities were reorganized, which resulted in a reduction in the effective federal income tax rate. This benefit was principally offset by a higher provision for loan losses related to the restructuring of the unsecured consumer loan portfolio. It is currently anticipated that the 1998 effective federal income tax rate will return to 35 percent.
(c) See (b) on page 3 for information related to common shares and for definitions related to basic and diluted earnings per share.

PAGE 9
FIRST UNION CORPORATION
LOANS (A)
(UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                              1997         1996
                                                                ---------------------------------------------------  -----------
                                                                   FOURTH         THIRD        SECOND        FIRST       FOURTH
(IN MILLIONS)                                                     QUARTER       QUARTER       QUARTER      QUARTER      QUARTER
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Commercial, financial and agricultural                       $     28,111        27,244        27,414       26,683       25,997
Real estate - construction and other                                2,386         2,530         2,699        2,837        2,919
Real estate - mortgage                                              8,576         8,916         9,179        9,460        9,758
Lease financing                                                     8,056         7,871         7,775        6,587        5,951
Foreign                                                             1,431         1,308         1,395        1,091        1,087
--------------------------------------------------------------------------------------------------------------------------------
        Total commercial                                           48,560        47,869        48,462       46,658       45,712
--------------------------------------------------------------------------------------------------------------------------------
RETAIL
Real estate - mortgage                                             25,382        26,086        26,636       27,356       29,108
Installment loans - Bankcard (b)                                    2,708         5,137         5,494        5,453        5,620
Installment loans - other                                          19,297        21,660        21,671       21,309       20,827
Vehicle leasing                                                     4,312         4,005         3,858        3,704        3,480
--------------------------------------------------------------------------------------------------------------------------------
        Total retail                                               51,699        56,888        57,659       57,822       59,035
--------------------------------------------------------------------------------------------------------------------------------
        Total loans                                               100,259       104,757       106,121      104,480      104,747
--------------------------------------------------------------------------------------------------------------------------------
UNEARNED INCOME
Loans                                                                 627           574           563          548          521
Lease financing                                                     2,759         2,731         2,775        2,185        1,910
--------------------------------------------------------------------------------------------------------------------------------
        Total unearned income                                       3,386         3,305         3,338        2,733        2,431
--------------------------------------------------------------------------------------------------------------------------------
        Loans, net                                           $     96,873       101,452       102,783      101,747      102,316
--------------------------------------------------------------------------------------------------------------------------------

(a) All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.
(b) Installment loans - Bankcard include credit card, ICR, signature and First Choice amounts.



INTANGIBLE ASSETS (A)
(UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                          1997         1996
                                                            ---------------------------------------------------  -----------
                                                               FOURTH         THIRD        SECOND        FIRST       FOURTH
(IN MILLIONS)                                                 QUARTER       QUARTER       QUARTER      QUARTER      QUARTER
----------------------------------------------------------------------------------------------------------------------------
MORTGAGE AND OTHER SERVICING ASSETS                      $        421           380           367          322          282
----------------------------------------------------------------------------------------------------------------------------
CREDIT CARD PREMIUM                                      $         24            26            29           32           35
----------------------------------------------------------------------------------------------------------------------------
OTHER INTANGIBLE ASSETS
Goodwill                                                 $      2,247         2,278         2,314        2,354        2,406
Deposit base premium                                              421           457           488          519          488
Other                                                               6             8             7            9           11
----------------------------------------------------------------------------------------------------------------------------
        Total                                            $      2,674         2,743         2,809        2,882        2,905
----------------------------------------------------------------------------------------------------------------------------

(a) All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.

PAGE 10
FIRST UNION CORPORATION
ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS (A)
(UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1997         1996
                                                                   ---------------------------------------------------  -----------

                                                                      FOURTH         THIRD        SECOND        FIRST       FOURTH
(IN MILLIONS)                                                        QUARTER       QUARTER       QUARTER      QUARTER      QUARTER
-----------------------------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance, beginning of period                                    $      1,496         1,490         1,487        1,502        1,506
Provision for loan losses                                                325           175           178          162          150
Allowance relating to loans acquired, transferred to
 accelerated disposition or sold                                        (478)            -             -          (17)          42
Loan losses, net                                                        (131)         (169)         (175)        (160)        (196)
-----------------------------------------------------------------------------------------------------------------------------------
Balance, end of period                                          $      1,212         1,496         1,490        1,487        1,502
-----------------------------------------------------------------------------------------------------------------------------------
(as % of loans, net)                                                    1.25  %        1.47          1.45         1.46         1.47
-----------------------------------------------------------------------------------------------------------------------------------
(as % of nonaccrual and restructured loans)                              195  %        235           233          209          215
-----------------------------------------------------------------------------------------------------------------------------------
(as % of nonperforming assets)                                           168  %        203           201          182          187
-----------------------------------------------------------------------------------------------------------------------------------
LOAN LOSSES
Commercial, financial and agricultural                          $         45            15            13           10           31
Real estate - commercial construction and mortgage                         8             8             6           10           13
Real estate - residential mortgage                                        10             6            13            7            6
Installment loans - Bankcard                                              60           113           116          107           94
Installment loans - Bankcard special adjustment (b)                        -             -             -            -           34
Installment loans - other and Vehicle leasing                             41            56            55           54           57
-----------------------------------------------------------------------------------------------------------------------------------
        Total                                                            164           198           203          188          235
-----------------------------------------------------------------------------------------------------------------------------------
LOAN RECOVERIES
Commercial, financial and agricultural                                    16             8             6           12           12
Real estate - commercial construction and mortgage                         3             2             4            1            3
Real estate - residential mortgage                                         -             1             -            -            1
Installment loans - Bankcard                                               5             9             7            6           15
Installment loans - other and Vehicle leasing                              9             9            11            9            8
-----------------------------------------------------------------------------------------------------------------------------------
        Total                                                             33            29            28           28           39
-----------------------------------------------------------------------------------------------------------------------------------
        Loan losses, net                                        $        131           169           175          160          196
-----------------------------------------------------------------------------------------------------------------------------------
(as % of average loans, net) (c)                                        0.53 %         0.67          0.69         0.63         0.79
-----------------------------------------------------------------------------------------------------------------------------------
(as % of average loans, net, excluding Bankcard) (c)                    0.33 %         0.27          0.28         0.25         0.35
-----------------------------------------------------------------------------------------------------------------------------------
NONPERFORMING ASSETS
Nonaccrual loans
  Commercial loans                                              $        236           215           219          231          227
  Commercial real estate loans                                            76            88           101          125          135
  Consumer real estate loans                                             186           188           181          214          199
  Installment loans                                                      124           143           136          131          123
-----------------------------------------------------------------------------------------------------------------------------------
        Total nonaccrual loans                                           622           634           637          701          684
Restructured loans                                                         2             1             2           11           14
Foreclosed properties                                                     99           103           102          107          104
-----------------------------------------------------------------------------------------------------------------------------------
        Total nonperforming assets                              $        723           738           741          819          802
-----------------------------------------------------------------------------------------------------------------------------------
(as % of loans, net and foreclosed properties)                          0.75          0.73          0.72         0.80         0.78
-----------------------------------------------------------------------------------------------------------------------------------
Accruing loans past due 90 days                                 $        232           306           318          343          361
-----------------------------------------------------------------------------------------------------------------------------------

(a) All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.
(b) Installment loans - Bankcard special adjustment includes a fourth quarter 1996 one-time charge-off related to an anticipated regulatory change which would reduce the period delinquent loans could be held before charge-off.
(c) Annualized.

PAGE 11
FIRST UNION CORPORATION
CONSOLIDATED BALANCE SHEETS (A)
(UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 1997         1996
                                                                   ---------------------------------------------------  -----------

                                                                      FOURTH         THIRD        SECOND        FIRST       FOURTH
(IN MILLIONS, EXCEPT PER SHARE DATA)                                 QUARTER       QUARTER       QUARTER      QUARTER      QUARTER
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                         $      6,445         6,661         6,971        6,540        7,076
Interest-bearing bank balances                                           710           204           492          353          319
Federal funds sold and securities purchased
  under resale agreements                                              7,740         6,898         7,450        5,985        7,802
-----------------------------------------------------------------------------------------------------------------------------------
        Total cash and cash equivalents                               14,895        13,763        14,913       12,878       15,197
-----------------------------------------------------------------------------------------------------------------------------------
Trading account assets                                                 5,457         7,825         5,418        4,194        4,480
Securities available for sale                                         21,415        18,924        18,817       16,839       16,805
Investment securities                                                  2,175         2,268         2,285        2,408        2,501
Loans, net of unearned income                                         96,873       101,452       102,783      101,747      102,316
  Allowance for loan losses                                           (1,212)       (1,496)       (1,490)      (1,487)      (1,502)
-----------------------------------------------------------------------------------------------------------------------------------
        Loans, net                                                    95,661        99,956       101,293      100,260      100,814
-----------------------------------------------------------------------------------------------------------------------------------
Premises and equipment                                                 4,233         4,228         4,230        4,310        4,257
Due from customers on acceptances                                        854           838           730          635          764
Other intangible assets                                                2,674         2,743         2,809        2,882        2,905
Other assets                                                           9,910         4,630         4,300        4,036        4,124
-----------------------------------------------------------------------------------------------------------------------------------
        Total assets                                            $    157,274       155,175       154,795      148,442      151,847
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing deposits                                        21,753        20,734        20,962       19,978       20,383
  Interest-bearing deposits                                           81,136        78,669        80,027       80,320       82,319
-----------------------------------------------------------------------------------------------------------------------------------
        Total deposits                                               102,889        99,403       100,989      100,298      102,702
Short-term borrowings                                                 27,357        29,545        29,544       24,500       24,987
Bank acceptances outstanding                                             855           838           730          635          765
Other liabilities                                                      5,108         4,520         4,018        3,615        3,906
Long-term debt                                                         8,042         8,169         7,608        8,004        8,060
-----------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                            144,251       142,475       142,889      137,052      140,420
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed preferred beneficial interests                                991           990           990          990          495
-----------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
Preferred stock                                                            -             -             -            -            -
Common stock, $3.33-1/3 par value; authorized
  750,000,000 shares (b)                                               2,121         2,118         2,091        2,086        2,136
Paid-in capital (b)                                                    1,384         1,296         1,010        1,000        1,668
Retained earnings                                                      8,273         8,115         7,760        7,452        7,126
Unrealized gain (loss) on debt and equity securities, net                254           181            55         (138)           2
-----------------------------------------------------------------------------------------------------------------------------------
        Total stockholders' equity                                    12,032        11,710        10,916       10,400       10,932
-----------------------------------------------------------------------------------------------------------------------------------
        Total liabilities and stockholders' equity              $    157,274       155,175       154,795      148,442      151,847
-----------------------------------------------------------------------------------------------------------------------------------
MEMORANDA
Securities available for sale-amortized cost                    $     21,020        18,639        18,723       17,049       16,799
Investment securities-market value                                     2,322         2,412         2,417        2,522        2,636
Common stockholders' equity, net of unrealized
  gain (loss) on debt and equity securities                     $     12,032        11,710        10,916       10,400       10,932
Common shares outstanding (IN THOUSANDS) (b)                         636,394       635,335       627,398      625,914      640,782
-----------------------------------------------------------------------------------------------------------------------------------

(a) All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.
(b) Common share data has been restated for a two-for-one stock split declared on June 17, 1997, which was paid on July 31, 1997, to holders of record as of July 1, 1997.

PAGE 12
FIRST UNION CORPORATION
CHANGES IN STOCKHOLDERS' EQUITY (A)
(UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                             1997         1996
                                                               ---------------------------------------------------  -----------

                                                                  FOURTH         THIRD        SECOND        FIRST       FOURTH
(IN MILLIONS)                                                    QUARTER       QUARTER       QUARTER      QUARTER      QUARTER
-------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                              $       11,710        10,916        10,400       10,932        9,578
Net income                                                           362           547           483          504          494
Purchase of common stock                                               -           (83)         (105)        (836)         (36)
Common stock issued for stock options
  exercised                                                           80            38           118          103           89
Common stock issued through dividend
  reinvestment plan                                                   10             -             2           13            3
Common stock issued through public
  offerings                                                            -           358             -            -            -
Common stock for purchase accounting
  acquisitions                                                         -             -             -            3          884
Cash dividends paid on
  Preferred stock                                                      -             -             -            -           (1)
  Common stock                                                      (203)         (192)         (175)        (179)        (175)
Unrealized gain (loss) on debt and equity
  securities, net                                                     73           126           193         (140)          96
-------------------------------------------------------------------------------------------------------------------------------
Balance, end of period                                    $       12,032        11,710        10,916       10,400       10,932
-------------------------------------------------------------------------------------------------------------------------------

(a) All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.


CAPITAL RATIOS
(UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                           1997         1996
                                                          ------------------------------------------------------  -----------
                                                                FOURTH         THIRD        SECOND        FIRST       FOURTH
(IN MILLIONS)                                                  QUARTER       QUARTER       QUARTER      QUARTER      QUARTER
-----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED CAPITAL RATIOS (A)
Tier 1 capital                                          $       10,216         8,986         8,135        7,752        7,633
Total capital                                                   16,277        15,073        13,614       13,027       12,842
Adjusted risk-based assets                                     121,039       109,851       107,726      106,451      104,126
Adjusted leverage ratio assets                          $      149,921       137,516       130,666      126,465      124,419
Ratios
  Tier 1 capital                                                  8.44 %        8.18          7.55         7.28         7.33
  Total capital                                                  13.45         13.72         12.64        12.24        12.33
  Leverage                                                        6.81          6.53          6.23         6.13         6.13
STOCKHOLDERS' EQUITY TO ASSETS (B)
Quarter-end                                                       7.65          7.55          7.05         7.01         7.20
Average                                                           7.77 %        7.38          7.03         7.27         6.93
-----------------------------------------------------------------------------------------------------------------------------

(a) The fourth quarter of 1997 is based on estimates. Amounts prior to the fourth quarter of 1997 have not been restated for the Signet Banking Corporation acquisition.
(b) All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.

PAGE 13
FIRST UNION CORPORATION
NET INTEREST INCOME SUMMARIES (A)
(UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    FOURTH QUARTER 1997                          THIRD QUARTER 1997
                                                 -----------------------------------------------------------------------------------
                                                                                AVERAGE                                     AVERAGE
                                                                 INTEREST         RATES                      INTEREST         RATES
                                                     AVERAGE      INCOME/       EARNED/          AVERAGE      INCOME/       EARNED/
(IN MILLIONS)                                       BALANCES      EXPENSE          PAID         BALANCES      EXPENSE          PAID
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-bearing bank balances                 $         382            5          5.30 %$        489            6           4.74 %
Federal funds sold and securities
  purchased under resale agreements                    7,527          104          5.44         7,573          104           5.46
Trading account assets                                 6,383          101          6.30         5,301           88           6.55
Securities available for sale                         19,192          331          6.90        18,636          328           6.98
Investment securities
  U.S. Government and other                            1,473           28          7.46         1,533           28           7.36
  State, county and municipal                            731           20         10.97           742           21          10.89
-------------------------------------------------------------------------                -------------------------
        Total investment securities                    2,204           48          8.63         2,275           49           8.51
--------------------------------------------------------------------------               -------------------------
Loans
  Commercial
    Commercial, financial and agricultural            27,094          508          7.44        26,582          510           7.61
    Real estate - construction and other               2,486           50          7.95         2,625           58           8.80
    Real estate - mortgage                             8,726          188          8.55         9,117          202           8.78
    Lease financing                                    3,988          108         10.80         4,043          106          10.42
    Foreign                                            1,299           22          6.62         1,296           20           6.27
-------------------------------------------------------------------------                 ------------------------
        Total commercial                              43,593          876          7.98        43,663          896           8.14
-------------------------------------------------------------------------                 ------------------------
  Retail
    Real estate - mortgage                            25,719          507          7.89        26,373          519           7.80
    Installment loans - Bankcard                       4,982          213         17.17         5,321          213          15.87
    Installment loans - other and Vehicle
       leasing                                        24,380          582          9.48        25,096          606           9.59
-------------------------------------------------------------------------                 ------------------------
        Total retail                                  55,081        1,302          9.43        56,790        1,338           9.35
-------------------------------------------------------------------------                 ------------------------
        Total loans                                   98,674        2,178          8.79       100,453        2,234           8.82
-------------------------------------------------------------------------                 ------------------------
        Total earning assets                         134,362        2,767          8.20       134,727        2,809           8.27
                                                                 ----------------------                   -----------------------
Cash and due from banks                                5,978                                    5,740
Other assets                                          12,134                                   10,895
------------------------------------------------------------                             ------------
        Total assets                           $     152,474                             $    151,362
------------------------------------------------------------                             ------------
LIABILITIES AND STOCKHOLDERS'
  EQUITY
  Interest-bearing deposits
    Savings and NOW accounts                          28,585          222          3.09        29,357          219           2.96
    Money market accounts                             16,073          125          3.09        14,794          119           3.20
    Other consumer time                               29,482          391          5.27        30,991          409           5.23
    Foreign                                            1,002           17          6.48         1,263           17           5.48
    Other time                                         3,995           66          6.47         3,328           54           6.46
--------------------------------------------------------------------------                 -----------------------
        Total interest-bearing deposits               79,137          821          4.11        79,733          818           4.07
  Federal funds purchased and securities
    sold under repurchase agreements                  22,270          282          5.03        22,011          281           5.06
  Commercial paper                                       864           18          8.17         1,089           14           5.36
  Other short-term borrowings                          5,094           77          6.03         5,616           85           6.00
  Long-term debt                                       8,173          132          6.49         7,854          130           6.51
--------------------------------------------------------------------------                 -----------------------
        Total interest-bearing liabilities           115,538        1,330          4.57       116,303        1,328           4.53
                                                                 ----------------------                   -----------------------
  Noninterest-bearing deposits                        20,264                                   19,197
  Other liabilities                                    3,842                                    3,696
  Guaranteed preferred beneficial interests              990                                      990
  Stockholders' equity                                11,840                                   11,176
------------------------------------------------------------                              -----------

         Total liabilities and stockholders'
            equity                             $     152,474                             $    151,362
------------------------------------------------------------                              -----------
Interest income and rate earned                               $      2,767          8.20 %             $      2,809           8.27 %
Interest expense and equivalent rate paid                            1,330          3.93                      1,328           3.91
--------------------------------------------------------------------------       -----------------------------------
Net interest income and margin                                $      1,437          4.27 %             $      1,481           4.36 %
--------------------------------------------------------------------------       -----------------------------------

(a) All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.

PAGE 14
FIRST UNION CORPORATION
NET INTEREST INCOME SUMMARIES (A)
(UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------

               SECOND QUARTER 1997                          FIRST QUARTER 1997                           FOURTH QUARTER 1996
  ------------------------------------------------------------------------------------------------------------------------------
                           AVERAGE                                     AVERAGE                                       AVERAGE
              INTEREST       RATES                       INTEREST        RATES                        INTEREST         RATES
    AVERAGE    INCOME/     EARNED/          AVERAGE       INCOME/      EARNED/            AVERAGE      INCOME/       EARNED/
   BALANCES    EXPENSE        PAID         BALANCES       EXPENSE         PAID           BALANCES      EXPENSE          PAID
  ------------------------------------------------------------------------------------------------------------------------------
 $      377          5         5.86%  $       284             3          4.41%   $        141            2            5.74%

      7,096         99         5.54         6,110            83          5.59           7,569          101            5.34
      4,289         72         6.72         3,557            57          6.49           4,707           81            6.80
     19,275        341         7.09        16,525           278          6.84          16,746          284            6.75

      1,531         29         7.61         1,646            31          7.47           1,668           32            7.65
        766         21        11.21           787            21         11.03             823           22           10.61
  ---------------------                 ------------------------                   ------------------------
      2,297         50         8.81         2,433            52          8.62           2,491           54            8.63
  ---------------------                 ------------------------                   ------------------------


     26,661        513         7.72        25,702           485          7.66          25,668          495            7.66
      2,795         60         8.65         2,879            61          8.53           2,972           63            8.44
      9,289        203         8.77         9,630           200          8.41           9,794          207            8.42
      3,919        100        10.19         3,419            83          9.83           2,933           66            8.95
      1,290         19         6.14         1,024            16          6.16             910           14            6.16
  ---------------------                 ------------------------                   ------------------------
     43,954        895         8.17        42,654           845          8.03          42,277          845            7.95
  ---------------------                 ------------------------                   ------------------------

     27,279        534         7.85        28,601           555          7.87          28,103          543            7.69
      5,510        202        14.68         5,514           192         14.09           5,576          186           13.26
     24,860        592         9.55        24,243           578          9.67          23,821          571            9.53
  ---------------------                 ------------------------                   ------------------------
     57,649      1,328         9.24        58,358         1,325          9.21          57,500        1,300            8.99
  ---------------------                 ------------------------                   ------------------------
    101,603      2,223         8.78       101,012         2,170          8.71          99,777        2,145            8.55
  ---------------------                 ------------------------                   ------------------------
    134,937      2,790         8.29       129,921         2,643          8.25         131,431        2,667            8.07
                --------------------                   -----------------------                      -----------------------
      5,835                                 5,933                                       6,130
     10,528                                10,430                                       9,920
  ----------                            ----------                                 -----------
 $  151,300                           $   146,284                               $     147,481
  ----------                            ----------                                 -----------



     29,507        210         2.85        28,840           199          2.80          27,790          188            2.69
     14,257        107         3.00        14,696           106          2.93          14,746          113            3.06
     31,721        410         5.19        32,920           421          5.18          32,944          428            5.17
      3,068         41         5.39         1,821            24          5.27           2,144           29            5.31
      3,422         53         6.27         3,684            54          5.94           3,393           54            6.39
  ---------------------                 ------------------------                   ------------------------
     81,975        821         4.02        81,961           804          3.98          81,017          812            3.99

     21,958        275         5.00        18,801           229          4.96          21,483          269            4.97
      1,280         18         5.40           905            11          5.05             955           12            5.10
      4,630         71         6.21         3,296            47          5.73           3,820           56            5.76
      7,707        126         6.59         8,032           130          6.54           7,950          127            6.37
  ---------------------                 ------------------------                   ------------------------
    117,550      1,311         4.47       112,995         1,221          4.38         115,225        1,276            4.40
             --------------------                    ----------------------                      -----------------------
     18,808                                18,468                                      18,771
      3,313                                 3,274                                       3,078
        990                                   913                                         188
     10,639                                10,634                                      10,219
  ----------                            ----------                                 -----------
 $  151,300                           $   146,284                               $     147,481
  ----------                            ----------                                 -----------
            $    2,790         8.29%              $       2,643          8.25%                $      2,667            8.07%
                 1,311         3.90                       1,221          3.81                        1,276            3.86
             -------------------------------       -----------------------------------         ---------------------------
            $    1,479         4.39%               $      1,422          4.44%               $      1,391            4.21%
             -------------------------------       -----------------------------------         ---------------------------

(a) All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.

PAGE 15
FIRST UNION CORPORATION
NET INTEREST INCOME SUMMARIES (A)
(UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED 1997                        YEAR ENDED 1996
                                                   ----------------------------------------------------------------------------
                                                                                 AVERAGE                                AVERAGE
                                                                    INTEREST       RATES                   INTEREST       RATES
                                                         AVERAGE     INCOME/     EARNED/        AVERAGE     INCOME/     EARNED/
(IN MILLIONS)                                           BALANCES     EXPENSE        PAID       BALANCES     EXPENSE        PAID
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-bearing bank balances                     $         384          19        5.05%   $       135           7        5.64%
Federal funds sold and securities
  purchased under resale agreements                        7,082         390        5.50          6,772         359        5.30
Trading account assets                                     4,892         318        6.49          4,699         312        6.64
Securities available for sale                             18,415       1,278        6.94         19,360       1,296        6.69
Investment securities
  U.S. Government and other                                1,545         116        7.46          1,754         132        7.51
  State, county and municipal                                756          83       11.00            960         104       10.81
-----------------------------------------------------------------------------                -----------------------
        Total investment securities                        2,301         199        8.63          2,714         236        8.68
-----------------------------------------------------------------------------                -----------------------
Loans
  Commercial
    Commercial, financial and agricultural                26,514       2,016        7.61         25,347       1,971        7.78
    Real estate - construction and other                   2,695         229        8.49          2,973         255        8.58
    Real estate - mortgage                                 9,188         793        8.63          9,929         843        8.49
    Lease financing                                        3,844         397       10.31          2,742         242        8.83
    Foreign                                                1,228          77        6.31            757          47        6.24
-----------------------------------------------------------------------------                -----------------------
        Total commercial                                  43,469       3,512        8.08         41,748       3,358        8.04
-----------------------------------------------------------------------------                -----------------------
  Retail
    Real estate - mortgage                                26,984       2,115        7.84         27,652       2,143        7.75
    Installment loans - Bankcard                           5,330         820       15.38          4,922         665       13.51
    Installment loans - other and Vehicle leasing         24,646       2,358        9.57         22,859       2,176        9.52
-----------------------------------------------------------------------------                -----------------------
        Total retail                                      56,960       5,293        9.29         55,433       4,984        8.99
-----------------------------------------------------------------------------                -----------------------
        Total loans                                      100,429       8,805        8.77         97,181       8,342        8.58
-----------------------------------------------------------------------------                -----------------------
        Total earning assets                             133,503      11,009        8.25        130,861      10,552        8.06
                                                                   -----------------------                  -------------------
Cash and due from banks                                    5,871                                  5,775
Other assets                                              11,001                                  8,855
-----------------------------------------------------------------                            -----------
        Total assets                               $     150,375                           $    145,491
-----------------------------------------------------------------                            -----------
LIABILITIES AND STOCKHOLDERS'
  EQUITY
  Interest-bearing deposits
    Savings and NOW accounts                              29,072         850        2.92         27,359         732        2.68
    Money market accounts                                 14,958         457        3.06         14,593         422        2.89
    Other consumer time                                   31,269       1,631        5.22         33,159       1,732        5.22
    Foreign                                                1,785          99        5.53          2,273         119        5.25
    Other time                                             3,607         227        6.28          3,252         185        5.69
-----------------------------------------------------------------------------                -----------------------
        Total interest-bearing deposits                   80,691       3,264        4.04         80,636       3,190        3.96
  Federal funds purchased and securities
    sold under repurchase agreements                      21,272       1,067        5.01         21,194       1,051        4.96
  Commercial paper                                         1,034          61        5.90            903          46        5.08
  Other short-term borrowings                              4,666         280        6.01          3,853         215        5.58
  Long-term debt                                           7,942         518        6.52          7,860         493        6.28
-----------------------------------------------------------------------------                -----------------------
        Total interest-bearing liabilities               115,605       5,190        4.49        114,446       4,995        4.36
                                                                   -----------------------                  -------------------
  Noninterest-bearing deposits                            19,189                                 18,273
  Other liabilities                                        3,534                                  2,710
  Guaranteed preferred beneficial interests                  971                                     47
  Stockholders' equity                                    11,076                                 10,015
-----------------------------------------------------------------                            -----------
        Total liabilities and stockholders' equity $     150,375                           $    145,491
-----------------------------------------------------------------                            -----------
Interest income and rate earned                                  $    11,009        8.25%                $    10,552       8.06%
Interest expense and equivalent rate paid                              5,190        3.89                       4,995       3.81
----------------------------------------------------------------------------------------                  ---------------------
Net interest income and margin                                   $     5,819        4.36%                $     5,557       4.25%
----------------------------------------------------------------------------------------                  ---------------------

(a) All amounts have been restated to reflect the pooling of interests acquisition of Signet Banking Corporation on November 28, 1997.